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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-9601

    Date of Report (date of earliest event reported): September 15, 2004


                            FALCON PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)

              DELAWARE                                  43-0730877
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

       9387 DIELMAN INDUSTRIAL DRIVE
            ST. LOUIS, MISSOURI                            63132
 (Address of principal executive offices)                (Zip Code)



                               (314) 991-9200
            (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities
           Act.
       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
           Act.
       [ ] Pre-commencement communications pursuant to Rule 14d-2(b)
           under the Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.



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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  Attached and incorporated herein by reference as Exhibit
99.1 is a press release issued by Falcon Products, Inc. on September 15, 2004 announcing its financial results for the third fiscal quarter ended July 31, 2004. The information furnished in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit
Number   Description
------   -----------

 99.1    Press release of Falcon Products, Inc. dated September 15, 2004





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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 15, 2004

                                 FALCON PRODUCTS, INC.



                                 By: /s/ Gene Fleetwood
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                                    Gene Fleetwood
                                    Vice President and Chief Financial Officer




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